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                                                                    EXHIBIT 23.2



                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS



As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our report dated September 16, 1998 included in Vista Energy Resources, Inc. Form S-4 (Registration No. 333-58495) and to all references to our Firm included in the attached registration statement.



/s/ ARTHUR ANDERSEN LLP

Dallas, Texas
November 2, 1998